Intangible assets	12 Months Ended
Jun. 30, 2022
Intangible assets and goodwill [abstract]
Intangible assets
9. Intangible assets

Accounting policies
Acquired intangible assets are held on the consolidated balance sheet at cost less accumulated amortisation and impairment losses. Acquired brands and other intangible assets are initially recognised at fair value if they are controlled through contractual or other legal rights, or are separable from the rest of the business, and the fair value can be reliably measured. Where these assets are regarded as having indefinite useful economic lives, they are not amortised.
Goodwill represents the excess of the aggregate of the consideration transferred, the value of any non-controlling interests and the fair value of any previously held equity interest in the subsidiary acquired over the fair value of the identifiable net assets. Goodwill arising on acquisitions prior to 1 July 1998 was eliminated against reserves, and this goodwill has not been reinstated. Goodwill arising subsequent to 1 July 1998 has been capitalised.
Amortisation and impairment of intangible assets is based on their useful economic lives and are amortised on a straight-line basis and reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. Goodwill and intangible assets that are regarded as having indefinite useful economic lives are not amortised and are reviewed for impairment at least annually or when there is an indication that the assets may be impaired. Impairment reviews compare the net carrying value with the recoverable amount (where recoverable amount is the higher of fair value less costs of disposal and value in use). Amortisation and any impairment write downs are charged to other operating expenses in the income statement.
Computer software is amortised on a straight-line basis to estimated residual value over its expected useful life. Residual values and useful lives are reviewed each year. Subject to these reviews, the estimated useful lives are up to eight years.
Critical accounting estimates and judgements
Assessment of the recoverable amount of an intangible asset and the useful economic life of an asset are based on management's estimates.
Impairment reviews are carried out to ensure that intangible assets, including brands, are not carried at above their recoverable amounts. Value in use and fair value less costs of disposal are both considered for these reviews and any impairment charge is based on these. The tests are dependent on management’s estimates in respect of the forecasting of future cash flows, the discount rates applicable to the future cash flows and what expected growth rates are reasonable. Judgement is required in determining the cash-generating units. Such estimates and judgements are subject to change as a result of changing economic conditions and actual cash flows may differ from forecasts.
The below additional considerations have been applied by management regarding the potential financial impacts of increasing inflationary pressures, recently observable worldwide:
–changes in the interest rate environment are taken into consideration when determining the discount rates;
–terminal growth rates do not exceed the long-term annual inflation rate of the country or region, thus excluding any increased inflation growth experienced in the short-term;
–additional sensitivity scenarios are applied for those markets or regions where the inflation and/or the exchange devaluation is considered significant based on management’s judgement.
Consideration of climate risk impact
The impact of climate risk on the future cash flows has also been considered for scenarios analysed in line with the climate change risk assessment. The climate change scenario analyses performed in 2022 – conducted in line with TCFD recommendations (‘Transition Scenario’ (RCP 2.6), a ‘Moderate Warming’ Scenario (RCP 4.5) and a ‘Severe Warming Scenario (RCP 8.5)) – identified no material financial impact to the current year impairment assessments.

	Brands £ million	Goodwill £ million	Other intangibles £ million	Computer software £ million	Total £ million
Cost
At 30 June 2020	8,923	2,664	1,587	698	13,872
Exchange differences	(799)	(311)	(174)	(30)	(1,314)
Additions	334	274	8	32	648
Disposals	—	—	—	(27)	(27)
At 30 June 2021	8,458	2,627	1,421	673	13,179
Hyperinflation adjustment in respect of Turkey	315	208	—	1	524
Exchange differences	639	145	194	28	1,006
Additions	109	70	55	67	301
Disposals	(23)	(42)	—	(23)	(88)
Reclassification to asset held for sale	(560)	—	—	(8)	(568)
At 30 June 2022	8,938	3,008	1,670	738	14,354
Amortisation and impairment
At 30 June 2020	1,168	752	78	574	2,572
Exchange differences	(71)	(82)	(3)	(26)	(182)
Amortisation for the year	—	—	5	44	49
Disposals	—	—	—	(24)	(24)
At 30 June 2021	1,097	670	80	568	2,415
Exchange differences	51	60	(1)	25	135
Amortisation for the year	—	—	7	38	45
Impairment	317	19	—	—	336
Disposals	(23)	(28)	—	(20)	(71)
Reclassification to asset held for sale	(400)	—	—	(8)	(408)
At 30 June 2022	1,042	721	86	603	2,452
Carrying amount
At 30 June 2022	7,896	2,287	1,584	135	11,902
At 30 June 2021	7,361	1,957	1,341	105	10,764
At 30 June 2020	7,755	1,912	1,509	124	11,300
(a) Brands
At 30 June 2022, the principal acquired brands, all of which are regarded as having indefinite useful economic lives, are as follows:

	Principal markets	2022 £ million	2021 £ million
Crown Royal whisky	United States	1,210	1,053
Captain Morgan rum	Global	993	864
McDowell's No.1 whisky, rum and brandy	India	778	944
Smirnoff vodka	Global	681	593
Johnnie Walker whisky	Global	625	625
Casamigos tequila	United States	499	434
Yenì raki	Turkey	294	141
Shui Jing Fang Chinese white spirit	Greater China	279	253
Aviation American gin	United States	218	190
Don Julio tequila	United States	207	185
Signature whisky	India	191	177
Seagram's 7 Crown whiskey	United States	184	160
Black Dog whisky	India	162	150
Antiquity whisky	India	158	147
Zacapa rum	Global	158	138
Gordon's gin	Europe	119	119
Bell's whisky	Europe	102	179
Windsor Premier whisky	Korea	—	145
Other brands		1,038	864
		7,896	7,361

The brands are protected by trademarks which are renewable indefinitely in all of the major markets where they are sold. There are not believed to be any legal, regulatory or contractual provisions that limit the useful lives of these brands. The nature of the premium drinks industry is that obsolescence is not a common issue, with indefinite brand lives being commonplace, and Diageo has a number of brands that were originally created more than 100 years ago. Accordingly, the Directors believe that it is appropriate that the brands are treated as having indefinite lives for accounting purposes and are therefore not amortised.

(b) Goodwill
For the purposes of impairment testing, goodwill has been attributed to the following cash-generating units:

	2022 £ million	2021 £ million
North America	773	609
Europe
Turkey	255	143
Asia Pacific
Greater China	141	128
India	747	693
Latin America and Caribbean – Mexico	142	126
Other cash-generating units	229	258
	2,287	1,957

Goodwill has arisen on the acquisition of businesses and includes synergies arising from cost savings, the opportunity to utilise Diageo’s distribution network to leverage marketing of the acquired products and the extension of the group’s portfolio of brands in new markets around the world.

(c) Other intangibles
Other intangibles principally comprise distribution rights. Diageo owns the global distribution rights for Ketel One vodka products in perpetuity, and the Directors believe that it is appropriate to treat these rights as having an indefinite life for accounting purposes. The carrying value at 30 June 2022 was £1,488 million (2021 – £1,295 million).
(d) Impairment testing
Impairment tests are performed annually, or more frequently if events or circumstances indicate that the carrying amount may not be recoverable. Recoverable amounts are calculated based on the value in use approach, also considering fair value less costs of disposal. The value in use calculations are based on discounted forecast cash flows using the assumption that cash flows continue in perpetuity at the terminal growth rate of each country or region. The individual brands, other intangibles with indefinite useful lives and the associated property, plant and equipment are aggregated as separate cash-generating units. Separate tests are carried out for each cash-generating unit and for each of the markets. Goodwill is attributed to each of the markets.
The key assumptions used for the value in use calculations are as follows:

Cash flows
Cash flows are forecasted for each cash-generating unit for the financial years based on management's approved plans and reflect the following assumptions:
–Cash flows are projected based on the actual operating results and a three-year strategic plan approved by management. Cash flows are extrapolated up to five years using expected growth rates in line with management’s best estimates. Growth rates reflect expectations of sales growth, operating costs and margin, based on past experience and external sources of information. Where applicable, multiple cash flow scenarios were populated to predict the potential outcome, considering the increased risk of volatility with respect to the environment in certain markets. A simple average of these projections served as the estimation of the recoverable amount of the cash-generating units including the Bell's brand. Management has no information which would indicate that any of the scenarios are more likely than others;
–The five-year forecast period is extended by up to an additional ten years at acquisition date for some intangible assets and goodwill when management believes that this period is justified by the maturity of the market and expects to achieve growth in excess of the terminal growth rate driven by Diageo’s sales, marketing and distribution expertise. These cash flows beyond the five-year period are projected using steady or progressively declining growth rates. The main exception is India and the USL brands, where the forecast period is extended by an additional two years of detailed forecasts;
–Cash flows for the subsequent years after the forecast period are extrapolated based on a terminal growth rate which does not exceed the long-term annual inflation rate of the country or region.

Discount rates
The discount rates used are the weighted average cost of capital which reflect the returns on government bonds and an equity risk premium adjusted for the drinks industry specific to the cash-generating units. The group applies post-tax discount rates to post-tax cash flows as the valuation calculated using this method closely approximates to applying pre-tax discount rates to pre-tax cash flows.
For goodwill, these assumptions are based on the cash-generating unit or group of units to which the goodwill is attributed. For brands, they are based on a weighted average taking into account the country or countries where sales are made.
The pre-tax discount rates, terminal and long-term growth rates used for impairment testing are as follows:

	2022			2021
	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %
North America – United States	8	2	4	7	2	4
Europe
United Kingdom	8	2	4	6	2	4
Turkey	31	15	25	22	11	16
Asia Pacific
Australia	7	2	5	6	2	5
India	14	4	11	12	4	11
Africa
South Africa	16	—	6	13	—	6
Nigeria	24	12	15	19	10	14
Latin America and Caribbean
Brazil	12	3	6	11	3	6

Following the announcement by USL of the sale and franchise agreements for selected Popular brands on 27 May 2022, the cash-generating unit structure of the USL brands has been revised, in order to reflect the strategic changes in the management and operation of USL's portfolio of the remaining brands. As a result, the former Popular brands category has been abandoned and the impairment reviews have been performed on an individual brand basis for the year ended 30 June 2022.
Value in use calculation and fair value less costs of disposal methodologies were both considered to assess the recoverable amount of the McDowell's No.1 cash-generating unit. The value in use that was calculated exceeded the fair value less costs of disposal. As a result of the impairment review, an impairment charge of £240 million for the year ended 30 June 2022 was recognised in exceptional operating items in respect of the McDowell's No.1 brand. The charge was a result of higher discount rate reflecting the adverse inflationary and macroeconomic environment and of a reduction in forecast cash flow assumptions of McDowell’s No.1 Popular segment, which is reflective of USL’s stated position on participation in the popular segment and aligned with the recently announced sale and franchising of the majority of the portfolio of Popular brands. The brand impairment reduced the deferred tax liability by £35 million. The recoverable amount of the McDowell's No.1 cash generating unit is £892 million.
Value in use calculation and fair value less costs of disposal methodologies were both considered to assess the recoverable amount of the Bell's cash-generating unit. The value in use that was calculated exceeded the fair value less costs of disposal. As a result of the impairment review, an impairment charge of £77 million for the year ended 30 June 2022 was recognised in exceptional operating items in respect of the Bell's brand. Forecast cash flow assumptions were reduced principally due to the wind down of the Russian operations, as well as the increase in discount rates due to the inflationary and higher macroeconomic risk environment in the world. The brand impairment reduced the deferred tax liability by £20 million. The recoverable amount of the Bell's cash-generating unit is £145 million.
In March 2022, a decision was taken to suspend exporting to and selling in Russia and on 28 June 2022, Diageo decided that it would wind down its operations in Russia over the following six months. As a result, an impairment charge of £19 million for the year ended 30 June 2022 in respect of the Smirnov goodwill was recognised in exceptional operating items.
The Turkish economy became hyperinflationary for the year ended 30 June 2022, resulting in the recognition of hyperinflation adjustments on the Turkey cash-generating unit for the opening balances at 1 July 2021 and for the year-end balances at 30 June 2022. During the impairment review of the Turkey cash-generating unit, including goodwill and the Yenì Raki brand, value in use calculation and fair value less costs of disposal methodologies were both considered to assess the recoverable amount. The value in use that was calculated exceeded the fair value less costs of disposal. As a result of the impairment reviews, an impairment charge of TRY 3,760 million (£312 million) on the opening carrying amount of the Turkey cash-generating unit was recognised in retained earnings. From this impairment charge, TRY 1,627 million (£135 million) was directly attributable to the Yenì Raki brand and the remaining TRY 2,133 million (£177 million) impairment charge was recognised on the Turkey goodwill. The hyperinflation adjustment reduced by the opening impairment charge has been reflected as a net amount within the movement table of intangible assets in note 9.

(e) Sensitivity to change in key assumptions
Impairment testing for the year ended 30 June 2022 has identified the following cash-generating units as being sensitive to reasonably possible changes in assumptions.
The table below shows the headroom at 30 June 2022 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

			Increase in discount rate		Decrease in terminal growth rate		Decrease in annual growth rate in forecast period 2023-2029		Decrease in cash flows		Decrease in future volume forecast		Further devaluation of local currency
	Carrying value of CGU £ million	Headroom £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million	Reasonably possible change	Potential impairment charge £ million
McDowell's No.1	892	—	1ppt	(92)	n/a	n/a	2ppt	(121)	n/a	n/a	n/a	n/a	n/a	n/a
Bell's	145	—	3ppt	(27)	1ppt	(9)	n/a	n/a	10%	(15)	n/a	n/a	n/a	n/a
Yenì Raki	346	44	7ppt	(95)	n/a	n/a	n/a	n/a	n/a	n/a	4%	(20)	n/a	n/a
Turkey	688	14	7ppt	(249)	1ppt	(13)	n/a	n/a	10%	(88)	1%	(124)	66%	(69)